Exhibit 10.69

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

FIFTH AMENDMENT TO THAT 2012 HOME SERVICES PROVIDER

AGREEMENT

This Fifth Amendment (the “Fifth Amendment”) to that certain DIRECTV, Inc. 2012 Home Services Provider Agreement dated October 15, 2012 (the “Agreement”) by and Multiband Field Services, Inc (“Contractor”), and DIRECTV, LLC (“DIRECTV”), is hereby made and entered into this first (1st) day of January, 2014 (the “Fifth Amendment Effective Date”), as follows:

1.  Amendment.  For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto amend the Agreement, pursuant to paragraph 16 and paragraph 25.d. thereof, as follows:

EXHIBIT 3.e.(v)

PERFORMANCE STANDARDS: PERFORMANCE INCENTIVES AND CHARGEBACKS

*****

2.  Counterparts.  This Fifth Amendment may be executed in counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute but one and the same instrument.

Except as expressly provided in this Fifth Amendment, the terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Fifth Amendment through their duly authorized representatives as of January 1, 2014.

ACCEPTED AND AGREED TO:

Multiband Field Services, Inc.		DIRECTV, LLC
By:	/s/ James Mandel	By:	/s/ David W. Baker
Name:	James Mandel	Name:	David W. Baker
Title:	Chief Executive Officer	Title:	Senior Vice President

1

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.